EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Jose Acevedo, Treasurer of Lotus Capital Corp. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Lotus Capital Corp. for the period ended June 30, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lotus Capital Corp.


Dated: August 17, 2005

/s/ Jose Acevedo
----------------
Jose Acevedo
Treasurer
(Principal Financial Officer and Principal Accounting Officer)